Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO SECURITY AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO SECURITY AGREEMENT (this “Agreement”) dated as of October 26, 2015, (the “Effective Date”) is by and among AZURE MIDSTREAM PARTNERS, LP, a Delaware limited partnership (the “Borrower”), the subsidiaries of the Borrower party hereto (each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, as issuing lender (in such capacity, an “Issuing Lender”) and as swingline lender (in such capacity, the “Swingline Lender”).

RECITALS

A. The Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and the financial institutions party thereto from time to time, as lenders (the “Lenders”) are parties to that certain Credit Agreement dated as of February 27, 2015 (as heretofore amended, as amended by this Agreement and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower, the Administrative Agent and the grantors party thereto from time to time are parties to that certain Security Agreement dated as of February 27, 2015 (as amended by this Agreement and as further amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

C. The Borrower has requested that the Lenders make certain amendments to the Credit Agreement and the Security Agreement as provided herein and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments to Credit Agreement.

(a) Section 1.1 (Definitions) of the Credit Agreement is hereby amended by deleting the definition of “Specified Acquisition Period” in its entirety and replacing it with the following:

“Specified Acquisition Period” means any period commencing on the date that a Specified Acquisition is consummated through and including the last day of the second full fiscal quarter following the date on which such Specified Acquisition is consummated; provided that in no event shall any Specified Acquisition be deemed to occur or otherwise exist after March 31, 2016, so long as the Designated Period is in effect.

(b) Section 1.1 (Definitions) of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

“Amendment No. 2 Effective Date” means October 26, 2015.

“Designated Period” means the period commencing on the Amendment No. 2 Effective Date and ending on the date upon which the Borrower delivers a Compliance Certificate demonstrating compliance with the covenants set forth in Section 9.15 of this Agreement for any fiscal quarter ending on or after June 30, 2016.

(c) Section 2.4(b)(v) (Repayment and Prepayment of Revolving Credit and Swingline Loans – Mandatory Prepayments) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(v) Upon the consummation of any Disposition made pursuant to Sections 9.5(f) (to the extent pursuant to an Investment permitted by Section 9.3(k) or (n)), or 9.5(h) by the Borrower or any Restricted Subsidiary, the Borrower shall immediately repay, by payment to the Administrative Agent for the account of the Revolving Credit Lenders, Extensions of Credit and Cash Collateralize the L/C Obligations in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds received from any such Disposition. Any such payment pursuant to this Section 2.4(b)(v) shall be applied first, to the principal amount of outstanding Swingline Loans, second to the principal amount of outstanding Revolving Credit Loans and third, with respect to any Letters of Credit then outstanding, to Cash Collateralize any L/C Obligations; provided that, at any time other than during the Designated Period and so long as no Event of Default has occurred and is continuing, no prepayments of aggregate Net Cash Proceeds from such Dispositions shall be required hereunder to the extent such Net Cash Proceeds are used to acquire other assets useful in the ordinary course of the business of the Credit Parties within three hundred sixty (360) days after receipt of such Net Cash Proceeds by the Credit Parties; provided, however, that any portion of Net Cash Proceeds not actually reinvested within the applicable time period shall be prepaid in accordance with this clause (v).

(d) Section 2.4(b)(vii) (Repayment and Prepayment of Revolving Credit and Swingline Loans – Mandatory Prepayments) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(vii) Notwithstanding anything in this Agreement to the contrary, (A) except as provided in clause (B) below, no payment required to be made pursuant to this Section 2.4(b) shall reduce the Revolving Credit Commitment of any Revolving Credit Lender and (B) the Revolving Credit Commitment will be reduced in connection with a prepayment made during the Designated Period pursuant to Section 2.4(b)(iii) or (b)(v) in an amount equal to one hundred percent (100%) of the aggregate Net Cash Proceeds received from any such incurrence of Indebtedness or such Disposition.

(e) Section 5.13 (Incremental Revolving Credit Increase) of the Credit Agreement is hereby amended by deleting “$150,000,000” in clause (a) and replacing it with “$50,000,000” and by inserting the following new clause (d) in the appropriate alphabetical order:

(d) Notwithstanding the foregoing, during the Designated Period, any increase in the Revolving Credit Commitments pursuant to this Section 5.13 shall require the consent of the Required Lenders.

(f) Section 7.24 (Deposit and Hedging Brokerage Accounts) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

As of the Amendment No. 2 Effective Date, each of the Borrower’s and each Restricted Subsidiary’s bank depository accounts, securities accounts and hedging brokerage accounts is listed on Schedule 7.24.

(g) Section 8.2 (Certificates; Other Reports) of the Credit Agreement is hereby amended by inserting the following new clause (l) in the appropriate alphabetical order:

(l) during the Designated Period, the Borrower shall participate in a monthly conference call with the Administrative Agent and the Lenders at a time mutually agreed between the Administrative Agent and the Borrower to discuss any updates with respect to the reports or certificates delivered pursuant to Section 8.1 or this Section 8.2, the operations or prospects of the Credit Parties and such other information as may be reasonably requested by the Administrative Agent or the Lenders.

(h) Section 8.13(b)(Additional Collateral and Real Property) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(b) Real Property Collateral – Closing Date and Azure ETG.

(i) Within 30 days of the Amendment No. 2 Effective Date (as such time period may be extended by the Administrative Agent in its sole discretion) and with respect to any Pipeline System owned by any Credit Party as of the Closing Date, the Borrower shall (i) deliver a completed perfection certificate from a Responsible Officer of the Borrower in form and substance satisfactory to the Administrative Agent and (ii) to the extent any portion of such Pipeline System is not subject to a Lien pursuant to the existing Security Documents, deliver such mortgages, deeds of trust, existing environmental reports, existing surveys and other documents (including, if a building or mobile home is located on such real property, “life of loan” flood hazard certifications or evidence of flood insurance to the extent required by Section 8.6(b)) reasonably requested by the Administrative Agent and as required by Applicable Law in connection with granting and perfecting a first priority Lien, other than Permitted Liens, on such real property in favor of the Administrative Agent, for the benefit of the Secured Parties, all in form and substance reasonably acceptable to the Administrative Agent.

(ii) Within ten (10) days of the Amendment No. 2 Effective Date (as such time period may be extended by the Administrative Agent in its sole discretion), the Borrower shall deliver to Administrative Agent, with respect to the real property owned by Azure ETG LLC, a fully executed Mortgage covering such real property together with flood determination certificate and if, applicable, flood insurance as required under Section 8.6(b) of the Credit Agreement, all in form and substance reasonably acceptable to the Administrative Agent.

(i) Section 8.13(Additional Collateral and Real Property) of the Credit Agreement is hereby amended by adding the following new clause (g) at the end thereof:

(g) Control Agreements. Within 30 days of the Amendment No. 2 Effective Date (as such time period may be extended by the Administrative Agent in its sole discretion), deliver a control agreement in form and substance reasonably acceptable to the Administrative Agent with respect to any deposit account (other than deposit accounts that are designated solely as accounts for, and are used solely for, payroll funding or are zero balance accounts), securities account or commodity account maintained as of the Amendment No. 2 Effective Date with any Person (other than the Administrative Agent).

(j) Section 9.1(i) (Indebtedness) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

; provided that, during the Designated Period, the Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to create, incur, assume or suffer to exist any additional Indebtedness that is created, incurred or assumed after the Amendment No. 2 Effective Date pursuant to this clause (i).

(k) Section 9.1(j) (Indebtedness) of the Credit Agreement is hereby amended by deleting the word “and” immediately prior to clause (iv) and replacing it with a “,” and inserting the following new clauses (v) and (vi) in the appropriate numerical order:

, (v) at any time other than during the Designated Period, the Borrower shall be in compliance with Section 9.15 on a pro forma basis both immediately before and immediately after giving effect to the incurrence of any such Indebtedness and shall deliver to the Administrative Agent a Compliance Certificate signed by the chief financial officer of the General Partner demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, such pro forma compliance with Section 9.15 and (vi) during the Designated Period, the Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to create, incur, assume or suffer to exist any Indebtedness pursuant to this clause (j);

(l) Section 9.3 (Investments) of the Credit Agreement is hereby amended by inserting the following new paragraph at the end thereof:

Notwithstanding anything to the contrary in this Agreement, during the Designated Period, the Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to (i) make or permit to exist any direct or indirect Investment pursuant to clause (k) or (ii) make or permit to exist any additional direct or indirect Investment that is made after the Amendment No. 2 Effective Date pursuant to clauses (j), (l), (m), (n) or (p).

(m) Section 9.6(c)(Restricted Payments) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(c) the Borrower may declare and make quarterly cash distributions to the holders of its Equity Interests from “Available Cash” in accordance with the Partnership Agreement; provided that:

(i) before and immediately after giving effect to the declaration and making of such proposed distribution, no Default or Event of Default exists,

(ii) with respect to any such distribution to be paid with respect to the fiscal quarter ending September 30, 2015, (A) the aggregate amount of such distributions declared and paid shall not exceed $8,358,000 and $0.37 per unit, (B) both immediately before and immediately after the making of any such distribution, the Consolidated Total Leverage Ratio is less than or equal to 5.25 to 1.00 (calculated in good faith by the Borrower on a pro forma basis and, with respect to Adjusted Consolidated EBITDA, based on the unaudited quarterly financial statements delivered below) and (C) on or prior to the making of such distribution, the Borrower shall have prepared and delivered the quarterly financial statements for the four fiscal quarter period ending as of such date pursuant to Section 8.1(b) together with a Compliance Certificate signed by the chief financial officer of the General Partner demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, compliance with clause (B) above;

(iii) with respect to any such distribution to be paid with respect to the fiscal quarter ending December 31, 2015, (A) both immediately before and immediately after the making of any such distribution, the Consolidated Total Leverage Ratio is less than or equal to 5.00 to 1.00 (calculated in good faith by the Borrower on a pro forma basis and, with respect to Adjusted Consolidated EBITDA, based on unaudited annual financial statements of the Borrower for the fiscal year then ended (which financial statements shall be prepared in good faith by the Borrower in accordance with Sections 1.3 and 8.1(a) on a Consolidated basis)) and (B) on or prior to the making of such distribution, the Borrower shall delivered such unaudited annual financial statements to the Administrative Agent together with a Compliance Certificate signed by the chief financial officer of the General Partner demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, compliance with clause (A) above; and

(iv) with respect to any such distribution to be paid with respect to the fiscal quarter ending March 31, 2016, (A) both immediately before and immediately after the making of any such distribution, the Consolidated Total Leverage Ratio is less than or equal to 4.50 to 1.00 (calculated in good faith by the Borrower on a pro forma basis and, with respect to Adjusted Consolidated EBITDA, based on the unaudited quarterly financial statements delivered below) and (B) the Borrower shall have prepared and delivered the quarterly financial statements for the four fiscal quarter period ending as of such date pursuant to Section 8.1(b) together with a Compliance Certificate signed by the chief financial officer of the General Partner demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, compliance with clause (A) above;

(n) Section 9.6(f) (Restricted Payments) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

; provided that, during the Designated Period, the Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, make any payments to the General Partner in an amount exceeding $2,000,000 in the aggregate.

(o) Section 9.15(a) (Financial Covenants) of the Credit Agreement is hereby amended by deleting clause (a) in its entirety and replacing it with the following:

(a)	Consolidated Total Leverage Ratio. As of the last day of any fiscal quarter, commencing with the fiscal quarter ended September 30, 2015, permit the Consolidated Total Leverage Ratio to be greater than:

(i)	for the last day of the fiscal quarter ended September 30, 2015, 5.25 to 1.00;

(ii)	for the last day of the fiscal quarter ending December 31, 2015, 6.00 to 1.00;

(iii)	for the last day of the fiscal quarter ending March 31, 2016, 5.00 to 1.00;

(iv)	for the last day of any fiscal quarter ending after March 31, 2016 during a Specified Acquisition Period, 5.00 to 1.00; or

(v)	for the last day of any other fiscal quarter, 4.50 to 1.00.

(p) Section 9.18(c)(Subsidiaries) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(c) Designate any Subsidiary (including a newly formed or newly acquired Subsidiary) as an Unrestricted Subsidiary unless (i) written notification thereof has been provided to the Administrative Agent, and (ii) after giving effect, to such designation, (A) no Default or Event of Default would exist and (B) such designation is deemed to be an Investment in an Unrestricted Subsidiary in an amount equal to the fair market value as of the date of such designation of the Borrower’s direct and indirect ownership interest in such Subsidiary and such Investment would be permitted to be made under Section 9.3; provided that, notwithstanding the foregoing, the Borrower shall not designate any Subsidiary as an Unrestricted Subsidiary during the Designated Period; or

(q) Section 9.19 (Prepayments of Indebtedness) of the Credit Agreement is hereby amended by deleting the proviso at the end of such Section and replacing it with the following:

; provided that (i) after giving effect to any such prepayment, redemption, purchase, defeasance and satisfaction under this clause (b), the Borrower shall have Liquidity of not less than $100,000,000 and (ii) no such prepayment, redemption, purchase, defeasance or satisfaction shall be made during the Designated Period.

Section 2. Amendments to Security Agreement.

(a) Section 1 (Defined Term) of the Security Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

“Certificated Equipment” means any transloading equipment the ownership of which is evidenced by, or under Applicable Law, is required to be evidenced by, a certificate of title.

(b) Section 2(b) (Grant of Lien) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

[Reserved].

(c) Section 5 (Representations and Warranties) of the Security Agreement is hereby amended by inserting the following new clause (g) in the appropriate alphabetical order:

(g) As of the Amendment No. 2 Effective Date, Schedule V hereto lists all Certificated Equipment of the Grantors with an individual fair market value of $500,000 or more. All action reasonably requested by Agent to protect and perfect the Lien of Agent, for the benefit of the Secured Parties, on each item set forth on Schedule V has been duly taken as required by Section 6(a)(viii) and, when perfected, the Lien of Agent, for the benefit of the Secured Parties, on the Collateral listed on Schedule V hereto is prior to all other Liens, except Permitted Liens that would be prior to the Liens in favor of the Secured Parties, and is enforceable as such against any and all creditors of and purchasers from each Grantor (other than holders of Permitted Liens).

(d) Section 6(a)(Covenants) of the Security Agreement is hereby amended by inserting the following new clauses (vii) and (viii) in the appropriate numerical order:

(vii) Upon the request of the Administrative Agent, each Grantor shall be required to deliver a control agreement in form and substance reasonably acceptable to the Administrative Agent with respect to any Deposit Account (other than Deposit Accounts that are designated solely as accounts for, and are used solely for, payroll funding or are zero balance accounts), Securities Account or Commodity Account (other than Deposit Accounts, Securities Accounts or Commodity Accounts maintained with the Administrative Agent).

(viii) Each Grantor agrees to take such action (or cause its Subsidiaries to take such action), including endorsing certificates of title or executing applications for transfer of title, within thirty (30) days reasonably requested by the Administrative Agent (or such longer period as agreed to by the Administrative Agent in its sole discretion) to enable it to properly perfect and protect its Lien on all Certificated Equipment (other than any such item of Certificated Equipment with a fair market value less than $500,000 individually) and to transfer the same.

(e) Schedule 7.24 of the Credit Agreement is hereby amended and restated in its entirety with Schedule 7.24 attached hereto.

(f) The Security Agreement is hereby amended by adding Schedule V (Certificated Equipment) attached hereto in the appropriate numerical order.

Section 3. Representations and Warranties. Each Credit Party hereby represents and warrants that:

(a) after giving effect hereto, the representations and warranties of the Credit Parties contained in the Loan Documents are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects as if made on and as of such date) on and as of the Effective Date, except that any representation and warranty that by its terms is made only as of an earlier date shall be true and correct as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date;

(b) no Default or Event of Default has occurred and is continuing;

(c) the execution, delivery and performance of this Agreement are within the corporate or other power and authority of such Credit Party and have been duly authorized by appropriate corporate or other action and proceedings;

(d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and general principles of equity; and

(e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

Section 4. Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Agreement:

(a) The Administrative Agent shall have received this Agreement executed by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the requisite Lenders.

(b) The Borrower shall have paid (i) the amendment fee as set forth in Section 5(e) below and (ii) all fees and expenses of the Administrative Agent’s outside legal counsel pursuant to all invoices presented for payment on or prior to the Effective Date.

Section 5. Acknowledgments and Agreements.

(a) Each Credit Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Credit Party waives any defense, offset, counterclaim or recoupment with respect thereto.

(b) The Borrower, each Guarantor, the Administrative Agent, the Issuing Lender, the Swingline Lender and each Lender party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Guaranty, and the other Loan Documents, are not impaired in any respect by this Agreement.

(c) Except as specifically set forth herein, nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, the Swingline Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

(d) From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean the Credit Agreement and such Loan Documents, as amended by this Agreement. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

(e) In consideration of the agreements of the Lenders set forth in this Agreement, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender party to this Agreement, an amendment fee in an amount equal to 0.25% of such Lender’s Revolving Credit Commitment. Each such amendment fee as to such Lender (i) is payable in U.S. dollars in immediately available funds, free and clear of, and without deduction for, any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto (with appropriate gross-up for withholding taxes), (ii) is not refundable under any circumstances, (iii) will not be subject to counterclaim, defense, setoff or otherwise affected, and (iv) is deemed fully earned by such Lender once its signature page is delivered as provided above and the Effective Date has occurred.

(f) Notwithstanding the terms set forth in Section 2.1, Section 2.2, Section 3.1 and Section 6.2 of the Credit Agreement or any other term in the Credit Agreement to the contrary, until the Borrower delivers a Compliance Certificate demonstrating compliance with the covenants set forth in Section 9.15 of the Credit Agreement for any fiscal quarter ending on or after June 30, 2016, the Borrower shall not be entitled to, and the Borrower shall not, request any Extension of Credit or Letter of Credit if on the date such request is made or the date such Extension of Credit or Letter of Credit is proposed to be made or issued and after giving effect to such Extension of Credit or Letter of Credit, the aggregate Revolving Outstandings would exceed $238,000,000 with respect to Revolving Credit Loans and Swingline Loans and $2,000,000 with respect to L/C Obligations.

Section 6. Reaffirmation of Security Documents. Each Credit Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create a security interest to secure the Secured Obligations.

Section 7. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations, as such Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 8. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10. Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 11. Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 12. RELEASE: For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party hereby, for itself and its successors and assigns, fully and without reserve, releases and forever discharges each Secured Party, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the “Released Parties” and individually a “Released Party”) from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, known or unknown, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Effective Date and are in any way directly or indirectly arising out of or in any way connected to any of this Agreement, the Credit Agreement, any other Loan Document, or any of the transactions contemplated hereby or thereby; provided, that it is understood and agreed by the parties hereto that no Credit Party is releasing, waiving or discharging any defenses to expense reimbursement or indemnification it may have which are expressly provided in Section 12.3 of the

Credit Agreement (collectively, the “Released Matters”). Each Credit Party, by execution hereof, hereby acknowledges and agrees that the agreements in this Section 10 are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters.

Section 13. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

AZURE MIDSTREAM PARTNERS, LP, as Borrower

By: Azure Midstream GP, LLC, its general partner

By:	/s/ Eric T. Kalamaras
Name:	Eric T. Kalamaras
Title:	Chief Financial Officer and Corporate Secretary

Signature Page to Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement

GUARANTORS:

MARLIN MIDSTREAM, LLC, a Texas limited liability company

By:	/s/ Eric T. Kalamaras
Name:	Eric T. Kalamaras
Title:	Secretary

MARLIN LOGISTICS, LLC, a Texas limited liability company

By:	/s/ Eric T. Kalamaras
Name:	Eric T. Kalamaras
Title:	Secretary

MARLIN G&P I, LLC, a Texas limited liability company

By:	/s/ Eric T. Kalamaras
Name:	Eric T. Kalamaras
Title:	Secretary

MURVAUL GAS GATHERING, LLC, a Texas limited liability company

By:	/s/ Eric T. Kalamaras
Name:	Eric T. Kalamaras
Title:	Secretary

TURKEY CREEK PIPELINE, LLC, a Texas limited liability company

By:	/s/ Eric T. Kalamaras
Name:	Eric T. Kalamaras
Title:	Secretary

Signature Page to Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement

TALCO MIDSTREAM ASSETS LTD.,
a Texas limited partnership

By:	/s/ Eric T. Kalamaras
Name:	Eric T. Kalamaras
Title:	Secretary

AZURE HOLDINGS GP, LLC, a Delaware limited liability company

By:	/s/ Eric T. Kalamaras
Name:	Eric T. Kalamaras
Title:	Secretary

AZURE TGG, LLC, a Delaware limited liability company

By:	/s/ Eric T. Kalamaras
Name:	Eric T. Kalamaras
Title:	Secretary

AZURE ETG LLC, a Delaware limited liability company

By:	/s/ Eric T. Kalamaras
Name:	Eric T. Kalamaras
Title:	Secretary

Signature Page to Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement

ADMINISTRATIVE AGENT/LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, Swingline Lender, and Lender

By:	/s/ Alan Wray
Name:	Alan Wray
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

Signature Page to Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement

SOCIÉTÉ GÉNÉRALE,
as a Lender

By:	/s/ Emmanuel Chesneau
Name:	Emmanuel Chesneau
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement

COMPASS BANK,
as a Lender

By:	/s/ Payton K. Swope
Name:	Payton K. Swope
Title:	Executive Vice President

Signature Page to Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement

COMERICA BANK,
as a Lender

By:	/s/ William Robinson
Name:	William Robinson
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement

ING CAPITAL LLC,
as a Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

By:	/s/ Cheryl LaBelle
Name:	Cheryl LaBelle
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Robert Mendoza
Name:	Robert Mendoza
Title:	Authorized Officer

Signature Page to Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement

REGIONS BANK,
as a Lender

By:	/s/ Jennifer Fitzgerald
Name:	Jennifer Fitzgerald
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement